Form 8-K - CURRENT REPORT

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) September 14, 2000

                                SHELTER PROPERTIES I
               (Exact name of registrant as specified in its charter)


             South Carolina           0-10255                 57-0707398
      (State or other jurisdiction  (Commission            (I.R.S. Employer
            incorporation)          File Number)        Identification Number)


                                55 Beattie Place

                              Post Office Box 1089

                        Greenville, South Carolina 29602

                      (Address of principal executive offices)


                         (Registrant's telephone number)

                                 (864) 239-1000

                                       N/A

           (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

The Registrant sold one of its investment properties located in Rome, Georgia on September 14, 2000. Heritage Pointe Apartments was sold to Hallmark Group Real Estate Services Corporation, an unrelated party, for $3,100,000.

A portion of the net proceeds of the sale were used to pay off the mortgage indebtedness. The Registrant is evaluating the feasibility of a distribution of the remaining proceeds from the sale.

Pro forma financial information will be provided in the Registrant's Form 10-QSB for the quarter ended September 30, 2000.

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

      10(i) (h)   Contract  of Sale  between  Registrant  and  Hallmark  Group
                  Real Estate Services Corporation, effective September 14,2000.

      10(i)       (i) First  Amendment  to Purchase and Sale  Agreement  between
                  Registrant   and   Hallmark   Group   Real   Estate   Services
                  Corporation, effective September 14, 2000.

      10(i)       (j) Second  Amendment to Purchase and Sale  Agreement  between
                  Registrant   and   Hallmark   Group   Real   Estate   Services
                  Corporation, effective September 14, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SHELTER PROPERTIES I

                                    By:   Shelter Realty I
                                          Corporate General Partner

                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President

                                    Date: October 4, 2000

                                                                 Exhibit 10(i)h

                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                            SHELTER PROPERTIES I,

                      a South Carolina limited partnership

                                    AS SELLER

                                       AND

                  HALLMARK GROUP REAL ESTATE SERVICES CORP.,

                              a Georgia corporation

                                  AS PURCHASER

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract" or the "Agreement") is entered into as of the _____day of May, 2000 (the "Effective Date"), by and between SHELTER PROPERTIES I, a South Carolina limited partnership, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation, having a principal address at 3111 Paces Mill Road, Suite C-200, Atlanta, Georgia 30339 ("Purchaser").

      NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements hereinafter set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      R-1. Seller holds legal title to the real estate described in Exhibit A attached hereto and made a part hereof.

      R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, in this Purchase Contract (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Property will be conveyed by Deed (as hereinafter defined) to Purchaser.

      R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser, on the terms and conditions set forth in this Purchase Contract.

      R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended use of the Property, as Purchaser deems necessary and desirable.

                                   ARTICLE 1

                                  DEFINED TERMS

1.1 Unless otherwise defined herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this ARTICLE 1 below.

1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State in which the Land is located.

1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available United States funds.

1.1.4 "Deed" means a limited or special warranty deed or equivalent deed customarily used in the applicable jurisdiction.

1.1.5 "Excluded Permits" means
those   Permits   which,   under   applicable   law  or  by  their  terms,   are
nontransferable, and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.5, if any, attached hereto.

1.1.6 Intentionally Omitted.

1.1.7 "Effective Date" means the date on which Seller and Purchaser last execute this Purchase Contract.

1.1.8 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the Effective Date (or hereafter acquired by Seller prior to the Closing Date) and used or usable in connection with any present or future occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, if any, expressly identified in Exhibit 1.1.8, or (ii) any computer hardware and software furnished to Seller by Buyers Access, or (iii) property owned or leased by any Tenant and guest, employee or other person furnishing goods or services to the Property, or (iv) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, if any, expressly identified in Exhibit 1.1.8, or (v) any other property and equipment, if any, expressly identified in Exhibit 1.1.8.

1.1.9 "Improvements" means all buildings and improvements, located on the Land taken "as is".

1.1.10 "Land" means all of those certain tracts of land located in the State of Georgia described on Exhibit "A" attached hereto, and all rights, privileges and appurtenances pertaining thereto.

1.1.11 "Lease(s)" means all rights and interests of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the Property or thereafter as permitted in ARTICLE 17.

1.1.12 "Management Contract" to the extent applicable, means that certain agreement between Seller and Manager pertaining to the Land and Improvements.

1.1.13 "Manager" means Apartment Investment and Management Company ("AIMCO") or one of its affiliates.

1.1.14 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller but only to the extent transferable, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Leases, (iv) Permits,
(v) Fixtures and Tangible Personal Property, (vi) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vii) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (viii) utility and similar deposits, or (ix) insurance or other prepaid items, (x) the residual receipts account, (xi) any capital replacement, repair or other reserves held by Seller, or any other party on behalf of or for the benefit of Seller, with respect to the Property, (xii) Seller's proprietary books and records, or (xiii) the Management Contract except, to the extent that Seller receives a credit on the closing statement for any such item in which event such item shall be transferred to Purchaser if transferable.

1.1.15 "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.

1.1.16 "Permitted Exceptions" means those exceptions or conditions permitted to encumber or affect the title to the Property in accordance with the provisions of Section 6.2.

1.1.17 "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements; together with all Fixtures and Tangible Personal Property, all Property Contracts and Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.18 "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property but only to the extent transferable, and shall also mean any third-party maintenance, service, marketing or other contract relating to the Property which Seller is obligated to cause successors-in-interest to enter into upon purchase of the Property.

1.1.19 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

1.1.20      "Purchase  Price"  shall  have the  meaning  ascribed  thereto  in
Section 3.1.

1.1.21 "Survey" shall have the meaning  ascribed  thereto in Section 6.9.

1.1.22 "Surviving Obligations" shall mean (a) Purchaser's obligations under Sections 5.3, 5.5 and 10.1, (b) the obligations of Seller under Sections 8.1 (in accordance with Section 8.1.3) and 10.1, and (c) Purchaser's and Seller's obligations under Sections 7.1.3, 7.1.4 and 7.1.5, in each case to the extent such obligations survive Closing or termination of the Purchase Contract as provided in said Sections.

1.1.23 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

1.1.24      "Title  Commitment"  shall have the  meaning  ascribed  thereto in
Section 6.1.

1.1.25 "Title Insurer" means Stewart Title Guaranty Company, whose address is 1980 Post Oak Boulevard, Suite 610, Houston, Texas 77056, Attn:
Ms. Wendy Howell, Title Officer.

                                   ARTICLE 2

                          PURCHASE AND SALE OF PROPERTY

2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                   ARTICLE 3

                            PURCHASE PRICE & DEPOSIT

3.1 The total purchase price ("Purchase Price") for the Property shall be Three Million Three Hundred Fifty Thousand and No/100 Dollars ($3,350,000.00), which shall be paid by Purchaser, as follows:

3.1.1 Within three (3) Business Days of
the Effective Date, Purchaser shall deliver to the Title Insurer an initial deposit of one percent (1%) of the Purchase Price (i.e., Thirty-Three Thousand Five Hundred and No/100 Dollars ($33,500.00)), in cash, by wire transfer or certified check (such sum, with all interest accrued thereon, being hereinafter referred to and held as the "Initial Deposit"). On the date hereof, Purchaser shall also deliver a quitclaim deed to the Title Insurer in the form attached as
Exhibit 3.1.1 (the "Quitclaim Deed"). Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit B.

3.1.2 Within three (3) Business Days after the date of the expiration of the Financing Contingency Period (as hereinafter defined), provided that Purchaser has not terminated this Purchase Contract pursuant to Section 4.1 and Section
5.2 below, Purchaser shall deliver to Title Insurer an additional deposit equal to one percent (1%) of the Purchase Price (i.e., Thirty-Three Thousand Five Hundred and No/100 Dollars ($33,500.00)), in cash, by wire transfer or certified check (such sum, with all interest accrued thereon, being hereinafter referred to and held as the "Additional Deposit").

3.1.3 The Title Insurer shall hold the
Deposit (as hereinafter defined) and the Quitclaim Deed and make delivery of the Deposit and the Quitclaim Deed to the party entitled thereto under the terms hereof. The Title Insurer shall invest the Deposit in an interest-bearing bank account or money market fund or such investment as Seller and Purchaser shall jointly agree, in writing, with such agreement being provided to Title Insurer in writing.

3.1.4 If the sale of the  Property  is  closed  by the date  fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their sole discretion), monies held as the Initial Deposit and the Additional Deposit (to the extent then paid, collectively, the "Deposit") shall be applied to the Purchase Price on the Closing Date and the balance of the Purchase Price shall be paid at Closing to Seller in immediately available United States funds, subject to the prorations provided in ARTICLE 7 hereof, and the Quitclaim Deed shall be returned to Purchaser. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction in all material respects of a condition precedent to Purchaser's obligations that is not directly caused by or directly attributed to any act or failure to act of Purchaser, the Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, except for the Surviving Obligations.

3.1.5 If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller that is not directly caused by or directly attributable to any act or failure to act of Purchaser, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser or failure of performance by Seller that is directly caused by or directly attributable to any act or failure of Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 hereof.

3.1.6 In addition to the Deposit, Purchaser shall concurrently with its execution hereof, deliver to Seller a check in the amount of One Hundred and no/100 Dollars ($100.00), which amount Seller and Purchaser agree has been bargained for as consideration of Seller's execution and delivery of this Purchase Contract and Purchaser's right to inspect the property pursuant to the terms and conditions of this Purchase Contract. Such sum is in addition to and independent of any other consideration or payment provided for in this Purchase Contract and is non-refundable in all events.

                                   ARTICLE 4

                                    FINANCING

4.1 Purchaser shall have a period (the "Financing Contingency Period") of forty-five (45) calendar days, commencing on the Effective Date, to obtain financing for the purchase of the Property, upon terms reasonably satisfactory to Purchaser. Purchaser shall have the right at any time at or before 5:00 p.m. Eastern Time on the last day of the Financing Contingency Period (the "Financing Contingency Termination Date") to terminate this Purchase Contract in connection with Purchaser's inability to obtain financing satisfactory to Purchaser by delivering a written notice of such termination to Seller and Escrow Agent. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 5.3, and Escrow Agent shall forthwith deliver the Quitclaim Deed of all of Purchaser's right and interest in the Property to Seller, and then promptly return the Deposit to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Financing Contingency Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only (i) for satisfaction of the conditions expressly stated in ARTICLE 5 and in ARTICLE 9 and (ii) subject to the provisions stated in Section 6.2, ARTICLE 12, ARTICLE 13 and ARTICLE 15.

                                   ARTICLE 5

                               FEASIBILITY PERIOD

5.1 Subject to the terms of Section 5.3 below, for forty-five (45) calendar days following the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property to do the following:

5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, environmental site assessments, risk assessments or inspections for the presence of lead-based paint and lead-based paint hazards, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).

5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

5.1.3 To  ascertain  and  confirm  the
suitability of the Property for Purchaser's intended use of the Property.

5.1.4  To  review  all  Materials  (as  hereinafter   defined)  other  than  the
Proprietary  Information (as hereinafter defined).

5.2 Should the results of any
of the matters referred to in Section 5.1 above appear unsatisfactory to Purchaser for any reason, then Purchaser shall have the right to terminate this Purchase Contract, by giving written Notice to that effect to Seller and Title Insurer on or before 5:00 p.m. Eastern Time on the date of expiration of the Feasibility Period which Notice shall specify in detail the reasons for such termination. If Purchaser exercises such right to terminate, (a) this Purchase Contract shall terminate and be of no further force and effect, except for the Surviving Obligations, (b) Title Insurer shall forthwith deliver a properly executed quitclaim deed of all of Purchaser's right and interest in the Property to Seller, then promptly return the Deposit to Purchaser, and (c) upon request of Seller, Purchaser shall promptly deliver to Seller copies of all or selected reports, tests, analyses, studies, or surveys prepared by the Consultants in connection with the Property (subject to attorney/client privilege). If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, the Initial Deposit will become non-refundable except as otherwise expressly contemplated hereby, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only (i) for satisfaction of the conditions expressly stated in this ARTICLE 5, ARTICLE 4 and in ARTICLE 9 and (ii) subject to the provisions stated in Section 6.2,
ARTICLE 12, ARTICLE 13 and ARTICLE 15.

5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in Seller's reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall exercise commercially reasonable efforts to minimize disruption to the Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain commercial general liability insurance with broad form contractual and personal injury liability endorsements with respect to Purchaser's activities on the Property pursuant to this ARTICLE 5, in amounts (including deductible amount of no more than $10,000 per occurrence and in the aggregate) naming Seller as additional named insured. Such liability insurance shall be on an occurrence basis and shall provide combined single limit coverage of not less than $1,000,000.00 (per occurrence and in the aggregate) for bodily injury, death and property damage, by water or otherwise. The provisions of this Section shall survive the Closing or termination of this Purchase Contract.

5.4 Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property (or shall bond off or otherwise discharge such liens) by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give Notice to Seller a reasonable time prior to entry onto the Property, shall deliver proof of insurance coverage required above to Seller and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons.

5.5 Seller shall deliver to Purchaser (or make available for inspection at the Property) within ten (10) calendar days from the Effective Date the materials and information listed on Exhibit 5.5 attached hereto and made a part hereof (the "Materials"). In no event shall Seller be required to disclose to Purchaser information regarding the partners of Seller, distributions to partners or other partnership information not relating to the condition or operation of the Property or appraisals or other valuation information (collectively, the "Proprietary Information"). If the sale of the Property is not closed by the date fixed therefor or if the Purchase Contract is terminated for any reason, Purchaser shall, within five (5) calendar days, return all such Materials to Seller.

                                   ARTICLE 6

                                      TITLE

6.1 On or before the last day of the Feasibility Period, Purchaser shall, at its sole cost and expense, cause Title Insurer to issue and deliver to Purchaser and Seller (a) a current preliminary title report for a standard coverage owner's policy of title insurance for the Land and Improvements and the fixtures located thereon, including any endorsements thereto (the "Title Commitment") and (b) copies of all documents referenced as exceptions therein (collectively, the "Underlying Documents"). On or before the last day of the Feasibility Period, Purchaser may, at its sole cost and expense, obtain a current as-built survey of the Land certified to Purchaser, Seller and Title Insurer (the "Survey"). The Title Commitment, the Underlying Documents and the Survey shall be collectively referred to herein as the "Title Documents."

6.2 Purchaser shall have until the
last day of the Feasibility Period to notify Seller in writing of any objection which Purchaser may have to any matters reported or shown in the Title Documents or any updates thereof or the Survey ("Purchaser' Objection Letter") (provided, however, that if any such updates are received by Purchaser, Purchaser shall have an additional five (5) Business Days following Purchaser's receipt of such update and copies of all documents referenced therein to notify Seller of objections to items shown on any such update which were not disclosed on the previously delivered Title Documents). In addition to the Leases, matters reported in or shown by the Title Documents (or any updates thereof) and not timely objected to by Purchaser as provided above shall be deemed to be "Permitted Exceptions." Notwithstanding anything to the contrary contained herein, in the event that Purchaser fails to obtain the Survey on or before the last day of the Feasibility Period, any and all exceptions identified on the Title Commitment or any update thereof relating to the Survey shall be deemed to be Permitted Exceptions. Seller shall have no obligation to cure or correct any matter objected to by Purchaser; however, on or before the fifth (5th) Business Day following Seller's receipt of Purchaser's Objection Letter, Seller may elect, by delivering written Notice of such election to Purchaser and Title Insurer ("Seller's Response") whether to cause Title Insurer to remove or insure over any matters objected to in Purchaser's Objection Letter. If Seller fails to deliver Seller's Response within the time frame set forth above, it shall be deemed to be an election by Seller not to cause Title Insurer to so remove or insure over such objections. If Seller elects not to cause Title Insurer to so remove or insure, then Purchaser must elect, by delivering written Notice of such election to Seller and Title Insurer on or before the earlier to occur of
(a) the fifth (5th) Business Day following Purchaser's receipt of Seller's Response or (b) if no Seller's Response is received by Purchaser, the fifth
(5th) Business Day following the date on which Seller shall have been deemed to have responded, as provided above, to: (i) terminate this Purchase Contract (in which case Title Insurer shall return the Deposit (to the extent paid) to Purchaser, the parties shall equally share the cancellation charges of Title Insurer, if any, and neither party shall thereafter have any rights or obligations to the other hereunder, other than the Surviving Obligations); or
(ii) proceed to a timely Closing whereupon such objected to exceptions or matters shall be deemed to be Permitted Exceptions. In the event that Purchaser fails to make such election on a timely basis, then Purchaser shall be deemed to have elected to proceed to a timely Closing in accordance with the preceding clause (ii).

6.3 The existence of other mortgages, liens, or encumbrances shall not be objections to title, provided that properly executed instruments in recordable form necessary to satisfy and remove the same of record are delivered to the Purchaser at Closing or, in the alternative, with respect to any mortgage, deed to secure debt or deed of trust liens, that payoff letters from the holder of the mortgage, deed to secure debt or deed of trust liens shall have been delivered to and accepted by the Title Insurer (sufficient to remove the same from the policy issued at Closing), together in either case, with recording and/or filing fees.

6.4 Notwithstanding the foregoing, any deed of trust and/or mortgages (including any and all mortgages which secure that certain loan on the Property in the original principal amount of $1,400,000 made by Standard Mortgage, against the Property (collectively, "Liens") shall be deemed objectionable exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at or before Closing, the same being a material obligation of Seller under this Purchase Contract.

6.5 Unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the applicable Property hereunder and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained in ARTICLE 7 herein.

6.6 Unpaid franchise or business corporation taxes of any corporations in the chain of title shall not be an objection to title, provided that the Title Insurer agrees to insure against collection out of the Property or otherwise against Purchaser or its affiliates, and provided further that the Title Insurer agrees to omit such taxes as exceptions to coverage with respect to any lender's mortgagee insurance policy.

6.7 Prior to Closing, Purchaser may obtain an endorsement to the Title Commitment which, among other things, will bring the effective date of the Title Commitment to as current a date as is then possible. If such endorsement shall add any exceptions to the Title Commitment which Purchaser finds objectionable, then Purchaser shall provide Seller with Notice as provided in Section 6.2 and the provisions of Section 6.2 hereof shall apply. Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the date of this Purchase Contract and the Closing Date (other than Leases and Property Contracts in the ordinary course of business); any such monetary lien or encumbrance so attaching by voluntary act of Seller shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date.

6.8 Purchaser shall notify Seller in Purchaser's Objection letter of any maintenance, service or similar contract which relate to the ownership, maintenance construction or repair and/or operation of the Property and are cancelable on 90 days' or shorter notice without penalty which Purchaser does not desire to assume ("Rejected Contracts"). Promptly after it is determined that (a) Purchaser has no title objections, or (b) Purchaser has elected to proceed to Closing pursuant to clause (ii) in Section 6.2, Seller shall give notice of cancellation to each service provider under the Rejected Contracts. To the extent that as of Closing any of the Rejected Contracts have not yet terminated (due to less advance notice of cancellation than required thereunder) Purchaser shall assume the obligations of such Rejected Contract after Closing until the cancellation becomes effective.

6.9 Purchaser,  at Purchaser's sole
cost and expense, may cause to be prepared a survey for the Property ("Survey"). An original counterpart of the Survey shall be promptly delivered by Purchaser to Seller (and its attorney). Purchaser agrees to make payment in full of all costs of obtaining any Survey on or before Closing or termination of this Purchase Contract. Purchaser, at Purchaser's sole cost and expense, may cause to be prepared an environmental report for the Property ("Environmental Report"). In the event the perimeter legal description of the Property contained in the Survey differs immaterially from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the Deed delivered to Purchaser at Closing, and the Survey legal shall be used in a quitclaim deed to the Property which also shall be delivered to Purchaser at Closing.

                                   ARTICLE 7

                                     CLOSING

7.1 Dates,  Places Of Closing,  Prorations,  Delinquent  Rent and Closing Costs.

7.1.1 The Closing shall occur no later than sixty (60) calendar days after the expiration of the Financing Contingency Period through an escrow with the Title Insurer, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

7.1.2 The Closing Date may be extended without penalty at the option of Seller to a date not later than thirty (30) calendar days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser, provided Seller shall use best efforts to satisfy such condition.

7.1.3 All normal and  customarily
proratable items, including, without limitation, Rents (as defined below), operating expenses, real and personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period through and including the Closing Date (and credited for any amounts paid by Seller attributable to the period after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period after the Closing Date. All deposits required under Tenant leases not applied prior to the Closing Date, if any, shall either be transferred by Seller to Purchaser at the Closing or Purchaser shall be given a credit therefor against the Purchase Price, as Purchaser may elect subject to compliance with applicable law. Purchaser shall assume at Closing the obligation to pay any tenant improvement allowances and leasing commissions under Leases executed after the Effective Date, together with any payments due parties under the Property Contracts assumed by Purchaser, provided
(i) all of the foregoing have been prorated, and (ii) with respect to all residential Leases, Purchaser shall only be responsible for any tenant improvement allowances and leasing commissions for Leases executed within three
(3) months of the Closing Date. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration shall be adjusted as provided in Section
7.1.4 hereof. Seller shall pay any certified, confirmed and ratified special assessment liens that exist on the Property as of the Closing Date. Any special assessment liens on the Property that are pending as of the Closing Date shall be assumed and paid by Purchaser. If the improvement giving rise to the special assessment lien has been substantially completed as of the Closing Date, then any pending lien or special assessment on the Property shall, for purposes of the application of this paragraph, be considered certified, confirmed and ratified. For purposes of this Section 7.1.3 and Sections 7.1.4 and 7.1.5 the terms "Rent" and "Rents" shall include any and all rents. The provisions of this
Section 7.1.3 shall apply during the Proration Period (as defined below) and shall survive Closing. Notwithstanding the foregoing, as to any assessments imposed by any governmental authorities on the Property after the Effective Date, (a) Seller shall promptly notify Purchaser as to such assessment, and (b) in the event such assessment exceeds the lesser of $100,000 or ten percent (10%) of the Purchase Price, Purchaser shall have ten (10) days after receipt of notice thereof to elect to proceed to Closing without adjustment of the Purchase Price or terminate the Purchase Contract (unless Seller elects to pay such assessment, which Seller has no obligation to do) in which event the Deposit, (to the extent paid) shall be refunded to Purchaser and each party shall have no further obligations under this Purchase Contract except for the Surviving Obligations.

 7.1.4 If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

7.1.5 If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Purchaser after the Closing are due and payable to the Seller by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the Seller. Any monies received by Seller after Closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller may not evict a Tenant and Seller shall not commence any other legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the General Assignment as described in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within seven
(7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section
7.1.5 shall apply during the Proration Period and shall survive Closing.

7.1.6 Seller shall pay the cost of all transfer taxes (e.g., sales, use and excise stamp taxes) and Purchaser shall pay the cost of all recording costs with respect to Closing. Seller and Purchaser shall share equally in the costs of the escrow fees of the Title Insurer, but not any other of Title Insurer's fees and charges. All closing costs and fees other than those allocated in this Purchase Contract shall be paid by Purchaser and/or Seller in accordance with the custom of the city and state in which the Land is located. The provisions of this
Section 7.1.6 shall survive the Closing.

7.2 Items To Be Delivered Prior To Or At Closing.

7.2.1 Seller. At Closing, Seller shall deliver to the Title Insurer, each of the following items, as applicable:

7.2.1.1 The Deed in the form attached as Exhibit
7.2.1.1 to Purchaser. The acceptance of the Deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

7.2.1.2 A Bill of Sale  without  recourse or  warranty  in the form  attached as
Exhibit 7.2.1.2 covering all Property Contracts, Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including,
without  limitation,   Seller's  obligations   thereunder.

7.2.1.3 A General Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

7.2.1.4     A closing statement executed by Seller.

7.2.1.5 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy to be issued pursuant to the Title Commitment (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing).

7.2.1.6 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

7.2.1.7 Except for the items
expressly listed herein to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

7.2.1.8 An Affidavit of Seller's Gain
executed by Seller pursuant to the withholding requirements of Section 48-7-128 of the Official Code of Georgia Annotated in the form attached as Exhibit 7.2.1.8.

7.2.1.9 To the extent in Seller's possession or control, original copies of the Leases and Property Contracts, lease files, keys to the property, Seller's books and records (other than Proprietary Information) regarding the Property, and original copies of the tenant estoppels, letters executed by Seller and, upon the request of Purchaser, its management agent, addressed to all Tenants notifying the Tenants of the sale and transfer of the Property to Purchaser.

7.2.1.10 Proof that Seller is duly and validly organized and presently existing in good standing under the laws of the state of its formation and is qualified to do business and is in good standing in the state in which the Land is located (to the extent required by applicable law to consummate the transactions contemplated in this Purchase Contract) and that the individuals executing the documents on behalf of Seller described in this Section are duly authorized.

7.2.1.11 Evidence of notice of cancellation of the Rejected Contracts as required in Section 6.8.

7.2.1.12 Proof that the Management Contract has been terminated and is no further force or effect.

7.2.1.13 An updated rent roll of the Property certified by the Property manager, as agent for the Seller, to be true and accurate in all material respects.

7.2.1.14 Such other documents as are reasonably necessary to consummate the transactions herein contemplated in accordance with the terms of this Purchase Contract.

7.2.2 Purchaser. At Closing, Purchaser shall deliver to the Title Company (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

7.2.2.1 The full  Purchase  Price as
required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Insurer, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages, deeds to secure debt or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. Purchaser, if request is made within a reasonable time prior to Closing, agrees to provide at Closing separate certified or cashier's checks as requested, aggregating not more than the amount of the balance of the portion of Purchase Price, to facilitate the satisfaction of any such liens or encumbrances. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

7.2.2.2     A closing statement executed by Purchaser.

7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit 7.2.1.2.

7.2.2.4 A countersigned counterpart of the General Assignment in the form attached as Exhibit 7.2.1.3.

                                   ARTICLE 8

                  REPRESENTATIONS, WARRANTIES AND COVENANTS
                             OF SELLER AND PURCHASER

8.1   Representations, and Warranties of Seller.

8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

8.1.1.1 Seller is lawfully and duly organized, and in good standing under the laws of the state of its formation, Seller shall at the Closing have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other purchase contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property;

 8.1.1.2 Seller holds
title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the rights set forth in Section 6.2 hereof and Seller shall have no other liability as a result thereof, either before or after Closing).

8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Leases (provided, however, that if this representation is or becomes untrue, Purchaser's rights shall be limited to the remedies set forth in Section 6.2 hereof).

8.1.1.4 Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder.

8.1.1.5 Either (i) Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended, and
Section 48-7-128 of the Official Code of Georgia Annotated, or (ii) if such duty to withhold taxes exists, such withholding shall be performed by the Title Insurer.

8.1.1.6 To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable, except as set forth in Exhibit 8.1.1.6 attached hereto.

8.1.1.7 Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable, except for repairs, materials or services furnished in the ordinary course of business (for which Seller shall make the necessary arrangements with the Title Insurer such that these matters shall not be title exceptions in the Title Commitment as of Closing).

8.1.1.8 To the best of Seller's knowledge, the rent roll previously delivered to Purchaser is true, complete and correct in all material respects and contains all of the Leases and tenancies of the Improvements as of the Effective Date, which leases have not been modified or amended except as indicated on the rent roll (such rent roll to be updated and certified as of Closing so as to be true, complete and correct in all material respects).

8.1.1.9 To the best of Seller's knowledge, Seller has delivered to Purchaser true, correct and complete copies of all Leases (including all modifications thereof) and all other documents or instruments which create possessory rights in all or any portion of the Improvements.

8.1.1.10  To the best of  Seller's
knowledge, Seller has not received any notice of any violation, or alleged violation, of any laws, regulations or any other requirements of any governmental agency or authority having jurisdiction over the Property, to include, without limitation, notice of the violation, or alleged violation, of any environmental protection laws or regulations.

8.1.1.11 To the best of Seller's knowledge, all commissions due on Leases or renewals of Leases have been paid in full as of the Effective Date and all tenant buildout and other obligations due Tenants under the Leases have been paid in full or otherwise satisfied.

8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or Tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such Tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section
8.1.3 below.

8.1.3 In the event that Seller breaches any representation  contained in Section
8.1 and Purchaser had actual knowledge of such breach on or before the end of the Financing Contingency Period, Purchaser shall be deemed to have waived any right of recovery and Seller shall not have any liability in connection therewith. The representations and warranties of Seller shall survive the
Closing   Date  for  a  period  of  one  hundred   eighty   (180)  days.

8.1.4 Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any
individual   personal   liability.   As  used   herein,   the  term   Designated
Representative shall refer to the Regional Property Manager handing this Property, Robert Bridges (the "Regional Property Manager"), and the one-site property manager, Janice Gavern (the "Property Manager") of Apartment Investment and Management Company ("AIMCO").

8.2   Representations and Warranties of Purchaser

8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

8.2.2 With respect to  Purchaser  and its  business,  Purchaser  represents  and
warrants,  in  particular,   that:

8.2.2.1  Purchaser  is  a  corporation  duly
organized, validly existing and in good standing under the laws of Georgia. Purchaser is sophisticated and experienced in the acquisition, ownership, and operation of multi-family housing projects similar to the Property, and has full knowledge of all applicable federal, state and local laws, rules, regulations, and ordinances in connection therewith.

8.2.2.2 Purchaser, acting through any of its or their duly empowered and authorized officers, joint venturers, partners, managers, or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and either no consent of any of Purchaser's officers, joint venturers, partners, managers, or members are required to so empower or authorize Purchaser or prior to Closing any required consent will have been obtained.

8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

8.2.2.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers, joint venturers, partners, managers, and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of their respective articles of incorporation or organization, operating agreements, partnership agreements or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority. 8.2.2.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

8.2.3 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property other than Broker (as hereinafter defined).

8.2.4 Intentionally Omitted.

                                   ARTICLE 9

                         CONDITIONS PRECEDENT TO CLOSING

9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment in all material respects of each and all of the following conditions precedent:

9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser.

9.1.2 Each of the representations and warranties of Seller contained herein shall be true in all material respects as of the Closing Date.

9.1.3 Seller shall have complied with, fulfilled and performed, in each case in all material respects, each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder.

9.1.4 Title to the Property is in the condition required by this Purchase Contract.

9.1.5 The Property shall be in substantially the same condition as existed on the last day of the Feasibility Period, ordinary wear and tear, casualty and condemnation excepted.

9.1.6 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

9.1.7 After the expiration of the  Feasibility
Period and the Financing Contingency Period, provided Purchaser has not terminated this Purchase Contract, notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above (subject to Sections 13.1 and 15.1 hereof).

9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of the Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

9.2.2 Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

9.2.4 Seller shall have received all consents and approval to the consummation of the transactions contemplated hereby (a) of Seller's partners, (b) that are required by law, or (c) that are required by the partnership agreement, as amended, governing Seller. Seller shall exercise reasonable diligence in attempting to obtain such consents and shall notify Purchaser promptly upon receipt of consent or disapproval.

                                   ARTICLE 10

                                    BROKERAGE

10.1 Seller represents and warrants to Purchaser that it has dealt only with Mr. Sean Cunningham of CB Richard Ellis ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts of omissions of the indemnifying party. The provisions of this Section shall survive the Closing or termination of this Purchase Contract.

10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

10.4 Broker represents the Seller in this transaction, and Broker in no way represents the Purchaser regarding this transaction.

                                   ARTICLE 11

                                   POSSESSION

11.1 Possession of the Property subject to the Permitted Exceptions and the Leases shall be delivered to Purchaser at the Closing.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

12.1 In the event Purchaser materially defaults under this Purchase Contract and such defaults are not cured by Closing Date and consummation of the Closing does not occur by reason of such material default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's Surviving Obligations, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser materially defaults hereunder on or prior to the Closing Date is and shall be, and Seller's sole remedy (whether at law or in equity) shall be, the right to receive from the Title Insurer and retain the full amount of the Deposit, (or so much thereof as has been received by Title Insurer). The payment and performance of the above as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under Purchaser's Surviving Obligations, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Purchaser's Surviving Obligations, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser. Notwithstanding the foregoing, upon the occurrence of an event of default other than the failure of Purchaser to close in a timely basis in accordance with this Purchase Contract, Seller will provide Purchaser with Notice specifying the default and Purchaser shall have five (5) Business Days from its receipt of such notice to cure such default.

      INITIALS FOR SELLER                    INITIALS FOR  PURCHASER

12.2 If the Closing does not
occur as a result of Seller's material default hereunder, Purchaser's sole remedy shall be to elect to terminate this Purchase Contract and receive reimbursement of the Deposit, (or so much thereof as has been received by Title Insurer), or seek specific performance of this Purchase Contract.

                                   ARTICLE 13

                            RISK OF LOSS OR CASUALTY

13.1 The risk of loss of damage to the Property by reason of any insured or uninsured casualty during the period through and including the Closing Date shall be borne by Seller. Seller covenants and agrees to maintain all of its existing insurance coverage upon the Property in full force and effect until the Closing Date, without material modification thereto. In the event of any "material damage," as hereinafter defined, to or destruction of the Property or any portion thereof, Purchaser may, at its option, by Notice given to Seller within ten (10) days after Purchaser is notified of such material damage or destruction: (i) unilaterally terminate this Purchase Contract except the Surviving Obligations shall survive and the Deposit, (or so much thereof as has been received by Title Insurer) shall be immediately returned to Purchaser; or
(ii) proceed under this Purchase Contract with no reduction in the Purchase Price, receive any insurance proceeds due Seller as a result of such damage or destruction (including any rent loss insurance applicable to the period from and after the Closing Date), together with the amount of any deductible with respect to such insurance proceeds, and assume responsibility for repair of the Property. If the Property is not materially damaged, then Purchaser shall not have the right to terminate this Purchase Contract, but all insurance proceeds (including any rent loss insurance applicable to the period from and after the Closing Date), together with the amount of any deductible with respect to such insurance proceeds, shall be paid or assigned to Purchaser and Purchaser shall assume responsibility for such repair. For purposes of this paragraph, "material damage" means damages reasonably exceeding the greater of $100,000.00 or ten percent (10%) of the Purchase Price to repair, as determined by an independent insurance claims adjuster doing business in the county in which the Land is located, which claims adjuster shall be reasonably satisfactory to Seller and Purchaser.

                                   ARTICLE 14

                          LEAD -BASED PAINT DISCLOSURE

      Every purchaser of any interest in residential real property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the purchaser with any information on lead-based paid hazards from risk assessments or inspections in the seller's possession, if any, and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase.

                                   ARTICLE 15

                                 EMINENT DOMAIN

15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract (except the Surviving Obligations shall survive) by giving written Notice within fifteen (15) days of Purchaser's receipt from Seller of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes that may be necessary for the development of the Property.

                                   ARTICLE 16

                                  MISCELLANEOUS

16.1  Exhibits And Schedules

            All Exhibits and Riders annexed hereto are a part of this Purchase Contract for all purposes. In the event any Riders are annexed hereto and there are any conflicts between the terms of this Purchase Contract and the Riders, the terms of the Riders shall supercede and control.

16.2 Assignability

            Subject to Section 16.18, this Purchase Contract is not assignable by any party hereto without first obtaining the prior written approval of the non-assigning party except Purchaser may assign this Purchase Contract without Seller's consent to any entity affiliated with Purchaser. Any assignment of this Purchase Contract shall not relieve Purchaser of any liability hereunder.

16.3  Binding Effect

            This  Purchase  Contract  shall be  binding  upon  and  inure to the
benefit  of  Seller  and  Purchaser,   and  their  respective  heirs,   personal
representatives, successors and permitted assigns.

16.4  Captions

            The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

16.5  Number and Gender of Words

            Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

16.6  Notices

            All notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or any other nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing addressed as follows:

            If to Seller:                     If to Purchaser:

            SHELTER PROPERTIES I              HALLMARK GROUP REAL ESTATE
            c/o Apartment Investment and      SERVICES CORP.
            Management Company                3111 Paces Mill Road, C-200
            2000 South Colorado Boulevard     Atlanta, Georgia  30339
            Tower Two, Suite 2-1000           Attn: Mr. Martin H. Petersen
            Denver, Colorado 80222
            Attn: Mr. Harry Alcock

            And

            AIMCO

            2000 South Colorado Boulevard
            Tower Two, Suite 2-1000
            Denver, Colorado 80222
            Attn: Mr. Pat Stucker and
                  Mr. Mark Reoch
                  With a copy to:
                                                    With a copy to:
            Loeb & Loeb LLP
            1000 Wilshire Boulevard, Suite    Darla Jaben Mesnick, Esq.
            1800                              445 Spalding Drive
            Los Angeles, California  90017    Atlanta, Georgia  30328
            Attn: Andrew S. Clare, Esq.
                  Karen N. Higgins, Esq.

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

16.7  Governing Law And Venue

            The laws of the state in which the Land is situated shall govern the validity, construction, enforcement, and interpretation of this Purchase
Contract, unless otherwise specified herein except for the conflict of law provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court for the district in which the Land is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

16.8  Entirety And Amendments; Survival

            This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior purchase contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

            All terms and provisions of this Purchase Contract shall be merged into the Closing documents and shall not survive Closing, unless expressly set forth to the contrary in this Purchase Contract.

16.9 Severability

            If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

16.10 Multiple Counterparts

            This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterpart.

16.11 Further Acts

            In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to, and to use their respective best efforts to consummate the transactions contemplated hereby.

16.12 Construction

            No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

16.13 Confidentiality

            Purchaser  shall not disclose the terms and conditions  contained in this Purchase Contract or any information made available by Seller or obtained by Purchaser in the course of its investigation of the Property and shall keep the same confidential; provided, however, that notwithstanding the foregoing, Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to undertake its due diligence hereunder and to consummate the transactions contemplated by this Purchase Contract or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys, engineers, Consultants and accountants, and Purchaser shall use reasonable efforts to prevent such parties from disclosing such information to unrelated third parties. Neither party hereto shall make any public statements or announcements, or issue any press releases, relating to the transactions contemplated hereby without the prior approval of the other party hereto (unless such statement, announcement, or press release is required by any applicable securities law or any rule or regulation of the New York Stock Exchange, in which case such prior approval is not required). Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion, except as provided in clauses (i) through (iii) in this Section 16.13. The provisions of this Section 16.13 shall survive termination of this Purchase Contract.

16.14 Time Of The Essence

            It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

16.15 Cumulative Remedies And Waiver

            No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

16.16 Litigation Expenses

            In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

16.17 Time Periods

            Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

16.18 Exchange

            At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code
Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.

16.19 No Personal Liability of Officers, Trustees or Directors of Seller's General Partners

            Purchaser acknowledges that this Purchase Contract is entered into by Seller which is a limited partnership, and Purchaser agrees that no individual officer, trustee, director or representative of the general partners of Seller shall have any personal liability under this Purchase Contract or any document executed in connection with the transactions contemplated by this Purchase Contract.

16.20 No Exclusive Negotiations

      Seller shall have the right, at all times, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Purchase Contract, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property.

                                   ARTICLE 17

                            OPERATION OF THE PROPERTY

17.1 During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new Property Contracts or new or renewed Leases entered into after the Effective Date by Seller, shall not have a term in excess of thirty (30) days in the case of Property Contracts (or up to a term of one (1) year if cancelable without premium or penalty upon thirty (30) days' notice) or one (1) year for Leases without Purchaser's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed by Purchaser. If Seller shall enter into a new Property Contract or a new Lease, or shall renew, modify, terminate or accept the surrender of any Lease, or modify any Property Contract during such time period, Seller shall provide Purchaser with written notice of such event and a true, correct and complete copy of any new Lease or new Property Contract, or any modification of any Lease or Property Contract within two (2) Business Days after executing same.

17.2 Except as specifically set forth in this ARTICLE 17, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address any life or safety issue at the Property, Seller will not make any material alterations to the Property or remove any of the Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.

                 [Remainder of Page Intentionally Left Blank]

      NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.

                                     Seller:

Date of Execution:                  SHELTER PROPERTIES I,
                                    a South Carolina limited partnership

                                    By:   Shelter Realty Corporation,
                                          a South Carolina Corporation,
                                          its managing general partner


                                                By:
                                                Name:
                                                Its:

                                                [AFFIX SEAL]


                                          Purchaser:

Date of Execution:                    HALLMARK GROUP REAL ESTATE SERVICES CORP.,
                                      a Georgia corporation


                                       By:___________________________________
                                       Print Name: ____________________________
                                       Title: _________________________________

                                                     [AFFIX SEAL]

                                ACKNOWLEDGEMENTS

STATE OF__________            )
                              )
COUNTY OF ________________    )


On _____________________,  before me,  _____________________________________,  a
Notary Public,  personally  appeared  _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                    -----------------------------------
                                    Notary Public

STATE OF__________            )
                              )
COUNTY OF ________________    )


On _____________________,  before me,  _____________________________________,  a
Notary Public,  personally  appeared  _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                    -----------------------------------
                                    Notary Public

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

                                 Heritage Pointe

      All that tract or parcel of land situated, lying and being in Floyd County, Georgia and being part of Land Lot 161 in the 23rd District and 3rd Section of said State and County and being more particularly described as beginning at a point now marked by a concrete monument, where the west line of Land Lot 161 of said District and Section intersects the southerly right of way line of Redmond Circle and from said beginning point running north 88 degrees 27 minutes east along the southerly right of way line of said Redmond Circle 540 feet to a point; going thence south 1 degree 24 minutes east 423.38 feet to the north line of the State of Georgia-Battey State Hospital property; going thence south 88 degrees 38 minutes west 540 feet to a concrete monument located on the west line of said Land Lot 161, going thence north 1 degree 24 minutes west 421.65 feet to the point of beginning.

      ALSO, all that tract or parcel of land situated, lying and being in Land Lot 161 in the 23rd District and 3rd Section of Floyd County, Georgia, described as follows: Beginning at a point on the southerly right of way line of Redmond Circle 540 feet, measured along the southerly right of way line of Redmond Circle, East of the point where the southerly right of way line of said Redmond Circle intersects the west land lot line of said Land Lot 161; and from said beginning point running north 88 degrees 27 minutes East, along the southerly right of way line of Redmond Circle, 530 feet to a point now marked by an iron pin; thence South 1 degree 24 minutes East
      425.08 feet to the north line of the State of Georgia-Battey State Hospital property; thence South 88 degrees 38 minutes West, along the north line of said State of Georgia-Battey State Hospital property 530 feet to a point located 540 feet easterly from the west land lot line of said Land Lot 161; thence North 1 degree 24 minutes west 423.38 feet to the point of beginning.

      There is also conveyed hereby whatever interest party of the first part may have, if any, in and to any land lying in the bed of any highway, street, road or avenue, open or proposed, in front of or abutting or adjoining the above described property, and whatever interest party of the first part may have, if any, in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage thereto by reason of a change of grade of any highway, street, road or avenue.

                                  EXHIBIT 1.1.5

                            LIST OF EXCLUDED PERMITS

                            [To Be Inserted, If Any]

                                  EXHIBIT 1.1.8

           LIST OF EXCLUDED FIXTURES AND TANGIBLE PERSONAL PROPERTY



      1.   Any Buyer's Access computer and software.

                                  EXHIBIT 3.1.1

                             FORM OF QUITCLAIM DEED

Record and Return to:
                                                     Loeb & Loeb LLP
                                                     c/o Karen N. Higgins,Esq.
                                                     1000 Wilshire Boulevard
                                                     18th Floor
                                                     Los Angeles, CA 90017-2475


STATE OF GEORGIA
COUNTY OF FLOYD:



                                 QUITCLAIM DEED

      THIS INDENTURE, dated and effective as of __________, 2000, between HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation (hereinafter referred to as "Grantor") and SHELTER PROPERTIES I, a South Carolina limited partnership (hereinafter referred to as "Grantee"), the words "Grantor" and "Grantee" to include the respective heirs, executors, legal representatives, successors and assigns of said parties where the context requires or permits;

                            W I T N E S S E T H :

      That Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, in hand paid, at and before the sealing and delivery of these presents, the receipt of which is hereby acknowledged by Grantor, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and forever QUITCLAIM unto the Grantee, all that tract or parcel of land lying and being in Floyd County, Georgia, the same being more particularly described on Exhibit "A" attached hereto and by reference made a part hereof, TOGETHER WITH all and singular the rights, members and appurtenances thereto, to the same being, belonging, or in anywise appertaining (hereinafter collectively referred to as the "Premises").

      TO HAVE AND TO HOLD the Premises to Grantee, so that neither Grantor nor any person or persons claiming by, through, or under Grantor shall at any time, by any means or ways, have, claim or demand any right or title to the Premises.

      IN WITNESS WHEREOF, the Grantor has executed this instrument under seal, as of the date first above written.

                                      HALLMARK GROUP REAL ESTATE SERVICES
Signed, sealed and delivered          CORP., a Georgia corporation
in the presence of:
                                      By:

Witness                               Name:

                                      Its:

Notary Public

[AFFIX NOTARIAL SEAL & STAMP]

                                  EXHIBIT "A"

                                LEGAL DESCRIPTION

                                 Heritage Pointe

      All that tract or parcel of land situated, lying and being in Floyd County, Georgia and being part of Land Lot 161 in the 23rd District and 3rd Section of said State and County and being more particularly described as beginning at a point now marked by a concrete monument, where the west line of Land Lot 161 of said District and Section intersects the southerly right of way line of Redmond Circle and from said beginning point running north 88 degrees 27 minutes east along the southerly right of way line of said Redmond Circle 540 feet to a point; going thence south 1 degree 24 minutes east 423.38 feet to the north line of the State of Georgia-Battey State Hospital property; going thence south 88 degrees 38 minutes west 540 feet to a concrete monument located on the west line of said Land Lot 161, going thence north 1 degree 24 minutes west 421.65 feet to the point of beginning.

      ALSO, all that tract or parcel of land situated, lying and being in Land Lot 161 in the 23rd District and 3rd Section of Floyd County, Georgia, described as follows: Beginning at a point on the southerly right of way line of Redmond Circle 540 feet, measured along the southerly right of way line of Redmond Circle, East of the point where the southerly right of way line of said Redmond Circle intersects the west land lot line of said Land Lot 161; and from said beginning point running north 88 degrees 27 minutes East, along the southerly right of way line of Redmond Circle, 530 feet to a point now marked by an iron pin; thence South 1 degree 24 minutes East
      425.08 feet to the north line of the State of Georgia-Battey State Hospital property; thence South 88 degrees 38 minutes West, along the north line of said State of Georgia-Battey State Hospital property 530 feet to a point located 540 feet easterly from the west land lot line of said Land Lot 161; thence North 1 degree 24 minutes west 423.38 feet to the point of beginning.

      There is also conveyed hereby whatever interest party of the first part may have, if any, in and to any land lying in the bed of any highway, street, road or avenue, open or proposed, in front of or abutting or adjoining the above described property, and whatever interest party of the first part may have, if any, in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage thereto by reason of a change of grade of any highway, street, road or avenue.

                                   EXHIBIT 5.5

                                LIST OF MATERIALS

1. A rent roll for the Property for the immediately preceding twelve (12) months and the standard form tenant lease currently in use at the Property. Tenant leases and copies of tenant files will be made available at the Property for inspection during reasonable business hours.

2. Copies of any real estate or personal property ad valorem tax statements for the last (one (1)) full calendar year.

3.    All Property Contracts which shall survive Closing.

4. All certificates of occupancy and other permits and licenses for the Improvements or any part thereof in Seller's possession or control.

5. A two-year loss history of all hazard and general liability insurance claims made in connection with the Property.

6. All architectural, mechanical, electrical, plumbing, drainage, construction, and similar plans, specifications and blueprints relating to the Improvements, and the most current as-built or boundary survey, to the extent such items are in Seller's possession.

7. Any private or governmental inspection report relating to the Property or any of the Improvements or Fixtures and Tangible Personal Property which is in Seller's possession. Any environmental reports and any written notice of environmental violations which Seller has received from governmental entity.

8. The utility bills for the Property for the past three (3) calendar months.

9. Operating statements itemizing income and expense items for the Property for the past two (2) full calendar years and year-to-date.

10. Copies of any warranties and guaranties covering any of the Fixtures and Tangible Personal Property in Seller's possession.

11. The results or reports of any fire inspection in the last twenty-four (24) calendar months which are in Seller's possession.

12. Copies of all records showing the capital improvements made to the Property in the last twenty-four (24) calendar months.

                                 EXHIBIT 7.2.1.1

                                  FORM OF DEED

                                             Record and Return to:
                                             The Hallmark Companies
                                             c/o Darla Jaben Mesnick, Esq.
                                             445 Spalding Drive
                                             Atlanta, Georgia  30328



STATE  OF GEORGIA
COUNTY OF FLOYD:


                              LIMITED WARRANTY DEED

      THIS INDENTURE, dated and effective as of , 2000, between SHELTER PROPERTIES I, a South Carolina limited partnership (hereinafter referred to as "Grantor") and HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation (hereinafter referred to as "Grantee"), the words "Grantor" and "Grantee" to include the heirs, executors, legal representatives, successors and assigns of said parties where the context requires or permits;

                            W I T N E S S E T H :

      THAT Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, in hand paid, at and before the sealing and delivery of these presents, the receipt of which is hereby acknowledged by Grantor, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey unto Grantee, all that tract or parcel of land lying and being in Floyd County, Georgia, the same being more particularly described on Exhibit "A" attached hereto and by reference made a part hereof, TOGETHER WITH all and singular the rights, members and appurtenances thereto, to the same being, belonging, or in anywise appertaining (hereinafter collectively referred to as the "Premises"), SUBJECT TO those matters of record, as more particularly described on Exhibit "B" attached hereto and made a part hereof (hereinafter collectively referred to as the "Exceptions").

      TO HAVE AND TO HOLD the Premises, subject to the Exceptions, to the only proper use, benefit and behoof of Grantee, forever, in FEE SIMPLE.

      AND GRANTOR will, subject to the Exceptions, warrant and forever defend the right and title to the Premises unto Grantee against the claims of all persons claiming by, through or under Grantor, but not otherwise.

      IN WITNESS WHEREOF, Grantor has executed this instrument under seal, as of the date first above written.

Signed, sealed and delivered            SHELTER PROPERTIES I,
in the presence of:                     a South Carolina limited partnership


Witness                                 By: Shelter Realty Corporation,
                                            a South Carolina corporation,
                                            its managing general Partner
Notary Public

[AFFIX NOTARIAL SEAL & STAMP]              By:__________________________
                                           Name:___________________
                                           Its:______________________



                                           [AFFIX SEAL]

                                 EXHIBIT "A"

                                LEGAL DESCRIPTION

                                 Heritage Pointe

      All that tract or parcel of land situated, lying and being in Floyd County, Georgia and being part of Land Lot 161 in the 23rd District and 3rd Section of said State and County and being more particularly described as beginning at a point now marked by a concrete monument, where the west line of Land Lot 161 of said District and Section intersects the southerly right of way line of Redmond Circle and from said beginning point running north 88 degrees 27 minutes east along the southerly right of way line of said Redmond Circle 540 feet to a point; going thence south 1 degree 24 minutes east 423.38 feet to the north line of the State of Georgia-Battey State Hospital property; going thence south 88 degrees 38 minutes west 540 feet to a concrete monument located on the west line of said Land Lot 161, going thence north 1 degree 24 minutes west 421.65 feet to the point of beginning.

      ALSO, all that tract or parcel of land situated, lying and being in Land Lot 161 in the 23rd District and 3rd Section of Floyd County, Georgia, described as follows: Beginning at a point on the southerly right of way line of Redmond Circle 540 feet, measured along the southerly right of way line of Redmond Circle, East of the point where the southerly right of way line of said Redmond Circle intersects the west land lot line of said Land Lot 161; and from said beginning point running north 88 degrees 27 minutes East, along the southerly right of way line of Redmond Circle, 530 feet to a point now marked by an iron pin; thence South 1 degree 24 minutes East
      425.08 feet to the north line of the State of Georgia-Battey State Hospital property; thence South 88 degrees 38 minutes West, along the north line of said State of Georgia-Battey State Hospital property 530 feet to a point located 540 feet easterly from the west land lot line of said Land Lot 161; thence North 1 degree 24 minutes west 423.38 feet to the point of beginning.

      There is also conveyed hereby whatever interest party of the first part may have, if any, in and to any land lying in the bed of any highway, street, road or avenue, open or proposed, in front of or abutting or adjoining the above described property, and whatever interest party of the first part may have, if any, in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage thereto by reason of a change of grade of any highway, street, road or avenue.

                                 EXHIBIT 7.2.1.2

                              FORM OF BILL OF SALE

      This Bill of Sale ("Assignment") is executed by SHELTER PROPERTIES I, a South Carolina limited partnership ("Seller"), in favor of HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of , 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

a. Property Contracts. All of Seller's rights and interests in and to purchase orders, maintenance, service or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction and/or repair or operation of the Project, but only to the extent transferable.

b. Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.

c. Permits. All of Seller's rights and interests in and to all licenses or permits granted by governmental authorities having jurisdiction over the Project in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Project but excluding, (i) those licenses or permits which, under applicable law or by their terms, are nontransferable, and (ii) those licenses and permits listed in Exhibit B attached hereto.

d. Fixtures and Tangible Personal Property. All of Sellers rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used in connection with any present or future occupation or operation of all or any part of the Project, but only to the extent transferable excluding, however, those items listed in Exhibit A attached hereto, and specifically excluding any computer hardware and software furnished by Buyers Access.

            The term "Property" shall not include any of the foregoing: to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

1.    Assignment.   Seller  hereby  assigns,  sells  and  transfers,   without
recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property.

2. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder accruing after the date hereof. Seller agrees to be responsible for all liabilities and obligations in connection with the Property accruing on or prior to the date hereof.

3. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

4. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

5. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State in which the Project is located, without reference to the conflict of law provisions thereof.

6.    Titles  and  Section  Headings.   Titles  of  sections  and  subsections
contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

7. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

8. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROJECT IS LOCATED.

      WITNESS the signatures and seals of the undersigned.

Dated:  __________, 2000


                                     Seller:

                                    SHELTER PROPERTIES I,
                                    A South Carolina limited partnership

                                    By:   Shelter Realty Corporation,
                                          a South Carolina Corporation,
                                          its managing general partner

                                              By:
                                              Name:
                                              Its:


                                   Purchaser:

                                    HALLMARK GROUP REAL ESTATE SERVICES
                                    CORP., a Georgia corporation

                                       By:
                                       Name:
                                       Title:

                                    EXHIBIT A

               EXCLUDED FIXTURES AND TANGIBLE PERSONAL PROPERTY

                           [ To Be Inserted, If Any ]

                                 EXHIBIT 7.2.1.3

                               GENERAL ASSIGNMENT

      This General Assignment ("Assignment") is executed by SHELTER PROPERTIES I, a South Carolina limited partnership ("Seller"), in favor of HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of , 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. As used herein, the term "Miscellaneous Property Assets" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property relating to ownership or operation of the Project owned by Seller.

2. The term "Miscellaneous Property Assets" shall not include any of the foregoing to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

3. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein.

4. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets and agrees to perform all of the covenants and obligations of Seller thereunder arising after the date hereof. Seller agrees to be responsible for matters which may arise in connection with the Miscellaneous Property Assets arising on or prior to the date hereof.

5. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State in which the Project is located, without reference to the conflict of law provisions thereof.

8.    Titles  and  Section  Headings.   Titles  of  sections  and  subsections
contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROJECT IS LOCATED.

      WITNESS the signatures and seals of the undersigned.

Dated:            , 2000


                                     Seller:

                                    SHELTER PROPERTIES I,
                                    A South Carolina limited partnership

                                    By:   Shelter Realty Corporation,
                                          a South Carolina Corporation,
                                          its managing general partner


                                              By:
                                              Name:
                                              Its:


                                   Purchaser:

                                    HALLMARK GROUP REAL ESTATE SERVICES
                                    CORP., a Georgia corporation

                                       By:
                                       Name:
                                       Title:

                                 EXHIBIT 7.2.1.8

IT-AFF-1 (Rev. 3/94)

                           AFFIDAVIT OF SELLER'S GAIN

SHELTER PROPERTIES I
(Seller's Name)                                 Seller's Identification
Number (SSN or FEI)



2000 S. Colorado Boulevard
Tower Two, Suite 2-1000
Denver, Colorado  80222
(Street Address)


                                  INSTRUCTIONS

The seller is required to execute this form or similar document and present it to the buyer where the seller wishes to establish the gain to be recognized from a sale of real property, again which gain the withhold imposed by O.C.G.A. ss. 48-7-128 is to be applied. In order to be subject to withholding only upon the gain recognized, the seller must submit this affidavit with the withholding return and present a copy of this form to the buyer.

The seller is to complete this document by calculating the gain below and attaching the documentation of the cost basis and selling expenses claimed. The documents and attachment are to be submitted to the Department of Revenue. A copy of this affidavit is to be presented to the buyer.

This affidavit is made with respect to the following property:

SALE PRICE                             $


LESS COST BASIS                     <  $                            >


LESS SELLING EXPENSES               <  $                            >


NET TAXABLE GAIN                       $


Under penalty of perjury, I swear that the above information is, to the best of my knowledge and belief, true, correct and complete.

Seller's Signature (and Title, if applicable)                        Date



Sworn to and subscribed before me this
_____ day of ___________________, 2000
_______________________ Notary public
My commission expires ______________

                                 EXHIBIT 8.1.1.6

                           LIST OF PENDING LITIGATION

                           [ To Be Inserted, If Any ]

                                    EXHIBIT B

                            FORM OF ESCROW AGREEMENT

Project Name:                                                  Heritage Pointe


                                ESCROW AGREEMENT

      This Escrow Agreement, dated as of , 2000, by and between HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation ("Purchaser"), SHELTER PROPERTIES I, a South Carolina limited partnership ("Seller") and STEWART TITLE GUARANTY COMPANY ("Stewart");

                                   WITNESSETH:

      WHEREAS, Purchaser has entered into a Purchase and Sale Contract dated May __, 2000 (the "Contract"), with Seller, whereby Seller has agreed to sell and Purchaser has agreed to buy certain premises described on Exhibit A attached hereto and made a part hereof (the "Premises"). Terms not defined herein shall have the meanings ascribed to them in the Purchase Contract; and

      WHEREAS, pursuant to the provisions of the Contract, Seller and Purchaser have requested that Stewart act as escrow agent under the Contract, and within three (3) Business Days of the Effective Date, have tendered good funds to Stewart in the amount of one percent (1%) of the Purchase Price (i.e., Thirty-Three Thousand Five Hundred and No/100 Dollars ($33,500.00)) in cash, by wire transfer or certified check (such sum, with all interest accrued thereon, being hereinafter referred to and held as the "Initial Deposit") pursuant to said Contract to be held by Stewart. Stewart also hereby acknowledges receipt of a quitclaim deed executed by Purchaser, a copy of which is attached (the "Quitclaim Deed"), and agrees to hold and release the Quitclaim Deed in accordance with the terms of this Escrow Agreement; and

      WHEREAS, the Purchase Contract requires that within three (3) Business Days after the date of expiration of the Financing Contingency Period, Purchaser shall provide an additional deposit of one percent (1%) of the Purchase Price (i.e., Thirty-Three Thousand Five Hundred and No/100 Dollars ($35,000.00)) in cash, by wire transfer or certified check (the "Additional Deposit") to be held by Stewart; and

      WHEREAS, Purchaser, Stewart and Seller wish to more particularly set forth and define the rights, obligations and duties of Stewart in and to the Initial Deposit, the Additional Deposit (collectively, the "Deposit") AND the Quitclaim Deed;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Seller and Stewart hereby agree as follows: 0. The Deposit is to be held in an interest-bearing account, pursuant to the Contract, with interest payable to Purchaser. Purchaser's Federal Tax Identification Number is ______________. The wire transfer instructions for Stewart are set forth on Exhibit B attached hereto and made a part hereof.

1. Both Purchaser and Seller shall give notice to Stewart at least two Business Days prior to closing pursuant to the Contract. Such notice shall also include instructions for disbursement of the Deposit and the Quitclaim Deed at Closing.

2. Both Purchaser and Seller shall give notice to Stewart for disbursement of the Deposit and the Quitclaim Deed in all other instances as provided in the Purchase Contract, except in a notice of default in which case unilateral notice may be given. In the event Stewart receives such unilateral notice of default, Stewart shall promptly notify the party alleged to have defaulted and if such party fails to notify Stewart of its dispute of a default within ten (10) days of receipt of Stewart's notice, then Stewart may disburse the Deposit and the Quitclaim Deed in accordance with the unilateral notice of the party claiming default. If Stewart does receive notice disputing a claim of default within said ten (10) day period, then Stewart may treat such as a dispute between Purchaser and Seller and act in accordance with the terms of Paragraph 5 hereof.

3. Purchaser and Seller agree that (i) Stewart is a mere stakeholder with respect to the Deposit and/or other monies payable to Stewart as escrow agent under the Contract and/or this Escrow Agreement, and (ii) Stewart has no liability with respect to said Deposit and other monies, except for gross negligence and/or willful neglect on the part of Stewart. Stewart's duties hereunder shall be limited to the safekeeping of the Quitclaim Deed and the safekeeping and investment of money, instruments, and securities received by it as escrow agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

4. In the event of a dispute between Purchaser and Seller with respect to the Deposit and/or other monies payable to Stewart as escrow agent under the Contract and/or this Escrow Agreement, Stewart has the right, at its exclusive discretion, to deposit the Deposit and the Quitclaim Deed into any court having jurisdiction over the dispute between Purchaser and Seller. In the event Stewart exercises its rights under this paragraph, (a) all costs incurred by Stewart (including but not limited to attorney's fees) shall be borne equally by Seller and Purchaser, and (b) all obligations of Stewart under the Contract and/or this Escrow Agreement shall terminate (except for liability of Stewart for gross negligence and/or willful neglect as aforesaid).

5. All costs incurred by Stewart as escrow agent under the Contract and/or this Escrow Agreement (except costs or liabilities arising from Stewart's gross negligence and/or willful neglect) shall be borne equally by Seller and Purchaser, and each such party agrees to indemnify and hold harmless Stewart to the extent of such party's respective liability for any loss, costs, claim against Stewart as escrow agent under the Contract and/or this Escrow Agreement (except for Stewart's gross negligence and/or willful neglect).

6. Any notice, requests or demands to be made or given hereunder to any party shall be deemed duly given only if in writing and sent (i) by messenger for hand delivery, (ii) by overnight delivery service or (iii) by certified mail, return receipt requested and is addressed to the parties as follows:

      If to Purchaser, addressed to:

                  Hallmark Group Real Estate Services Corp.
                  3111 Paces Mill Road, C-200
                  Atlanta, Georgia  30339
                  Attn:  Mr. Martin H. Petersen

      With a copy to:

                  Darla Jaben Mesnick, Esq.
                  445 Spalding Drive
                  Atlanta, Georgia  30328

      If to Seller, addressed to:

                  Shelter Properties I
                  c/o Apartment Investment and Management Company
                  2000 South Colorado Boulevard
                  Tower Two, Suite 2-1000
                  Denver, Colorado  80222
                  Attn:  Mr. Harry Alcock

                        And

                  AIMCO

                  2000 South Colorado Boulevard
                  Tower Two, Suite 2-1000
                  Denver, Colorado 80222
                  Attn:   Mr. Pat Stucker and
                          Mr. Mark Reoch
                  Phone: (303) 691-4337
                  Fax :    (303) 300-3261

      With a copy to:

                  Loeb & Loeb LLP
                  1000 Wilshire Boulevard, Suite 1800
                  Los Angeles, California  90017
                  Attn: Andrew S. Clare, Esq.
                        Karen N. Higgins, Esq.

      If to Stewart, addressed to:

                  Stewart Title Guaranty Company
                  1980 Post Oak Boulevard, Suite 610
                  Houston, Texas  77056
                  Phone:  713 625-8161
                  Fax:  713 552-1703
                  Attn:  Ms. Wendy Howell, Title Officer

7. This Escrow Agreement may be executed in counterparts. This Escrow Agreement shall be governed by the laws of the state in which the Premises are located.

8. Stewart shall not charge an escrow fee for the holding and disbursement of the Deposit pursuant to the Contract.

                [ Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, this Escrow Agreement has been duly executed by the parties hereto, to be effective as of the date above written.

                                          "Purchaser"


                                    HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation

                                       By:

                                      Name:

                                      Its:

                                          "Seller"


                                    SHELTER PROPERTIES I,
                                    A South Carolina limited partnership

                                    By:   Shelter Realty Corporation,
                                          a South Carolina Corporation,
                                          its managing general partner


                                          By:
                                          Name:
                                          Its:


                                          "Stewart"

                                    STEWART TITLE GUARANTY COMPANY



                                       By:

                                      Name:

                                      Its:

                                    EXHIBIT A

                             DESCRIPTION OF PROPERTY

                                 Heritage Pointe

      All that tract or parcel of land situated, lying and being in Floyd County, Georgia and being part of Land Lot 161 in the 23rd District and 3rd Section of said State and County and being more particularly described as beginning at a point now marked by a concrete monument, where the west line of Land Lot 161 of said District and Section intersects the southerly right of way line of Redmond Circle and from said beginning point running north 88 degrees 27 minutes east along the southerly right of way line of said Redmond Circle 540 feet to a point; going thence south 1 degree 24 minutes east 423.38 feet to the north line of the State of Georgia-Battey State Hospital property; going thence south 88 degrees 38 minutes west 540 feet to a concrete monument located on the west line of said Land Lot 161, going thence north 1 degree 24 minutes west 421.65 feet to the point of beginning.

      ALSO, all that tract or parcel of land situated, lying and being in Land Lot 161 in the 23rd District and 3rd Section of Floyd County, Georgia, described as follows: Beginning at a point on the southerly right of way line of Redmond Circle 540 feet, measured along the southerly right of way line of Redmond Circle, East of the point where the southerly right of way line of said Redmond Circle intersects the west land lot line of said Land Lot 161; and from said beginning point running north 88 degrees 27 minutes East, along the southerly right of way line of Redmond Circle, 530 feet to a point now marked by an iron pin; thence South 1 degree 24 minutes East
      425.08 feet to the north line of the State of Georgia-Battey State Hospital property; thence South 88 degrees 38 minutes West, along the north line of said State of Georgia-Battey State Hospital property 530 feet to a point located 540 feet easterly from the west land lot line of said Land Lot 161; thence North 1 degree 24 minutes west 423.38 feet to the point of beginning.

      There is also conveyed hereby whatever interest party of the first part may have, if any, in and to any land lying in the bed of any highway, street, road or avenue, open or proposed, in front of or abutting or adjoining the above described property, and whatever interest party of the first part may have, if any, in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage thereto by reason of a change of grade of any highway, street, road or avenue.

                                    EXHIBIT B

                          STEWART'S WIRING INSTRUCTIONS

Bank:       Wells Fargo Bank N.A.
            San Francisco, CA  94163

ABA#:       121000248

Name:       Stewart Title Guaranty Company Escrow Account

Account#:   4159764810

Reference:  Our File# 991604107
            AMC - Colorado Plaza

Stewart Title Guaranty Company - National Title Services will not be held responsible for wires not sent according to these instructions.

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE 1 DEFINED TERMS.....................................................2

ARTICLE 2 PURCHASE AND SALE OF PROPERTY.....................................5

ARTICLE 3 PURCHASE PRICE & DEPOSIT..........................................5

ARTICLE 4 FINANCING.........................................................6

ARTICLE 5 FEASIBILITY PERIOD................................................7

ARTICLE 6 TITLE.............................................................9

ARTICLE 7 CLOSING..........................................................11

ARTICLE 8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND
            PURCHASER......................................................15

ARTICLE 9 CONDITIONS PRECEDENT TO CLOSING..................................19

ARTICLE 10 BROKERAGE.......................................................21

ARTICLE 11 POSSESSION......................................................21

ARTICLE 12 DEFAULTS AND REMEDIES...........................................21

ARTICLE 13 RISK OF LOSS OR CASUALTY........................................22

ARTICLE 14 LEAD -BASED PAINT DISCLOSURE....................................22

ARTICLE 15 EMINENT DOMAIN..................................................23

ARTICLE 16 MISCELLANEOUS...................................................23

ARTICLE 17 OPERATION OF THE PROPERTY.......................................28

                                                                 Exhibit 10(i) i

                    AMENDMENT OF PURCHASE AND SALE CONTRACT
                           (Heritage Pointe, Georgia)

            THIS AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 5th day of June, 2000 (the "Effective Date") by and between SHELTER PROPERTIES I, a South Carolina limited partnership, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation, having a principal address at 3111 Paces Mill Road, C-200, Atlanta, Georgia 30339 ("Purchaser").

                                    RECITALS

            A. Seller and Purchaser entered into a Purchase and Sale Contract ("Contract") dated May 25, 2000, pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller, the premises located in the County of Floyd, City of Rome, State of Georgia, commonly known as the "Heritage Pointe Apartments," as more particularly described in Exhibit A attached to the Contract (the "Property").

            B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.

            NOW THEREFORE, in consideration of Ten Dollars ($10.00) good and valuable consideration in hand paid, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Effective Date. Effective Date shall be amended to be as of Wednesday, May 31, 2000.

2. Financing Contingency Period. The first clause of Section 4.1 of the Contract shall be amended to read as follows:

            Purchaser shall have a period of forty-five (45) calendar days, commencing on the Effective Date, but in no event later than Monday, July 17, 2000 (the "Financing Contingency Period"), ...

3. Feasibility Period. The first clause of Section 5.1 of the Contract shall be amended to read as follows:

            Subject to the terms of Section 5.3 below, for forty-five calendar days following the Effective Date, but in no event no later than Monday, July 17, 2000 (the "Feasibility Period")...

4. Closing Date. Based on the extension of the Feasibility Period and Financing Contingency Period to July 17, 2000, provided Purchaser does not terminate the Contract pursuant to Section 4.1, Section 5.2, Section 6.2, Article 12, Article 13 and Article 15 of the Contract, the Closing shall occur on or before Friday, September 15, 2000, subject to Seller's extension rights as set forth in Section
7.1.2 of the Contract.

5. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.

6. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

7. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

            IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date first above stated.

                                     Seller:

                                    SHELTER PROPERTIES I, a South Carolina
                                    limited partnership

                                    By:  Shelter Realty Corporation,
                                         a South Carolina corporation,
                                         its managing general partner

                                         By:
                                            Name:
                                            Title:


                                   Purchaser:

                                    HALLMARK GROUP REAL ESTATE SERVICES
                                    CORP., a Georgia corporation



                                    By:
                                     Name:

                                     Title:

                                                                 Exhibit 10(i) j

                       REINSTATEMENT AND SECOND AMENDMENT

                          OF PURCHASE AND SALE CONTRACT

                           (Heritage Pointe, Georgia)

            THIS REINSTATEMENT AND SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 26th day of July, 2000 (the "Effective Date") by and between SHELTER PROPERTIES I, a South Carolina limited partnership, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation, having a principal address at 3111 Paces Mill Road, A-200, Atlanta, Georgia 30339 ("Purchaser").

                                    RECITALS

            A. Seller and Purchaser entered into a Purchase and Sale Contract dated May 25, 2000, as amended by that certain Amendment of Purchase and Sale Contract dated as of June 5, 2000 (collectively, the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller, the premises located in the County of Floyd, City of Rome, State of Georgia, commonly known as the "Heritage Pointe Apartments," as more particularly described in Exhibit A attached to the Contract (the "Property").

            B. Pursuant to a letter dated as of July 17, 2000 from Darla Jaben Mesnick, Attorney at Law, to Shelter Properties I, c/o Apartment Investment and Management Company, Purchaser terminated the Contract. Seller and Purchaser desire to reinstate and modify the Contract pursuant to the terms set forth below.

            C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

            NOW THEREFORE, in consideration of Ten Dollars ($10.00) good and valuable consideration in hand paid, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Reinstatement. The Contract is hereby reinstated as if such Contract had never been terminated and shall remain in full force and effect and binding on the parties hereto, subject to the terms and conditions thereof and hereof.

2. Change in Purchase Price. The first clause of Section 3.1 of the Contract shall be amended to read as follows:

                  3.1 The total purchase price ("Purchase Price") for the Property shall be Three Million One Hundred Thousand and No/100 Dollars ($3,100,000.00), which shall be paid by Purchaser, as follows:

3. Change in Deposit. The Deposit shall be two percent (2%) of the Purchase Price (i.e. Sixty-Two Thousand and No/100 Dollars ($62,000.00)). Seller hereby acknowledges that the Title Insurer has received Purchaser's Initial Deposit in the amount of Thirty-Three Thousand Five Hundred and No/100 Dollars ($33,500.00). Within three (3) Business Days after the execution of this Amendment, Purchaser shall deliver to Title Insurer the balance of the Deposit in the amount of Twenty-Eight Thousand Five Hundred and No/100 Dollars ($28,500.00), in cash, by wire transfer or certified check.

4. Waiver of Contingencies. Purchaser hereby acknowledges and agrees that the Feasibility Period and the Financing Contingency Period (as defined in the Contract) have expired as of Monday, July 17, 2000, and that the following have been satisfied or waived by Purchaser as of July 17, 2000: (a) the Feasibility Period conditions described in Section 5.1, (b) the Financing Contingency Period conditions (i.e. Purchaser's ability to obtain financing), and (c) except as set forth in the last sentence of this paragraph, the contingency for reviewing the existing title as set forth in that certain Title Commitment No. 1087.068(O) from Stewart Title Guaranty Company dated as of January 10, 2000, and that certain Survey prepared by Surveying Solutions, Inc. dated as of July 13, 2000. Notwithstanding the foregoing, Purchaser is not waiving and reserves its rights under the Contract with respect to those title and Survey objections referenced in that certain Purchaser's Objection Letter dated July 14, 2000 from Darla Jaben Mesnick, Attorney at Law, to Shelter Properties I c/o Apartment Investment and Management Company.

5.    Termination   of   Management   Contracts.   Seller  hereby  agrees  and
acknowledges that as of the Closing Date any and all management contracts shall be terminated and shall no longer be in force or effect.

6. Notices. Section 16.6 of the Contract shall be amended to read as follows:

            All notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or any other nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing, or (iv) if sent via facsimile, on the date of the facsimile transmission (and without affecting the date of delivery, with a copy thereof also sent by first class mail), addressed as follows:

            If to Seller:                     If to Purchaser:

            SHELTER PROPERTIES I              HALLMARK GROUP REAL ESTATE
            c/o Apartment Investment and      SERVICES CORP.
            Management Company                3111 Paces Mill Road, A-200
            2000 South Colorado Boulevard     Atlanta, Georgia  30339
            Tower Two, Suite 2-1000           Attn: Mr. Martin H. Petersen
            Denver, Colorado 80222            Facsimile No. (770) 952-9116
            Attn: Mr. Harry Alcock
            Facsimile No. (303) 691-5662

            And

            AIMCO

            2000 South Colorado Boulevard
            Tower Two, Suite 2-1000
            Denver, Colorado 80222
            Attn: Mr. Pat Stucker and
                  Mr. Mark Reoch
            Facsimile No. (303) 692-0786

                  With a copy to:
                                                    With a copy to:
            Loeb & Loeb LLP
            1000 Wilshire Boulevard, Suite    Darla Jaben Mesnick, Esq.
            1800                              445 Spalding Drive
            Los Angeles, California  90017    Atlanta, Georgia  30328
            Attn: Andrew S. Clare, Esq.       Facsimile No. (770) 668-1653
                  Karen N. Higgins, Esq.
            Facsimile No. (213) 688-3460      And

                                              Withrow McQuade & Olsen
                                              3379 Peachtree Road, N.E.,
                                              Suite 970
                                              Atlanta, Georgia  30326
                                              Attn:   Steven Olsen, Esq.
                                              Facsimile No. (404) 814-0009


7. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.

8. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

9. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

            IN WITNESS WHEREOF, Seller and Purchaser have entered into this Reinstatement and Second Amendment as of the date first above stated.

                                     Seller:

                                    SHELTER PROPERTIES I, a South Carolina
                                    limited partnership

                                    By:  Shelter Realty Corporation,
                                         a South Carolina corporation,
                                         its managing general partner

                                         By:
                                            Name:
                                            Title:

                                   Purchaser:

                                    HALLMARK GROUP REAL ESTATE SERVICES
                                    CORP., a Georgia corporation

                                    By:
                                     Name:

                                     Title: